                                                                   EXHIBIT 10.12


                             SOUTHWEST AIRLINES CO.

                        1996 INCENTIVE STOCK OPTION PLAN


         SOUTHWEST AIRLINES CO., a Texas corporation (the "Company"), hereby formulates and adopts the following 1996 Incentive Stock Option Plan (the "Plan") for employees of the Company and its subsidiaries.

         1. Purpose. The purpose of this Plan is to secure for the Company the benefits of the additional incentive inherent in the ownership of its Common Stock by selected key employees of the Company and its subsidiaries who are important to the success and the growth of the Company and its subsidiaries, and to help the Company and its subsidiaries secure and retain the services of such key employees. The Plan shall be administered so as to qualify the options as "incentive stock options" under Section 422A of the Internal Revenue Code.

         2. Stock Option Committee. Subject to the provisions of paragraph 4, this Plan shall be administered by a Stock Option Committee (the "Committee") of the Board of Directors (the "Board") of the Company, to be appointed by at least a majority of the whole Board of Directors. All members of the Committee shall be "disinterested" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as such Rule is in effect on the date of adoption of this Plan by the Board. The Committee shall select one of its members as Chairman and shall adopt such rules and regulations as it shall deem appropriate concerning the holding of its meetings and the transaction of its business. A majority of the whole Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors of the Company; and any vacancy on the Committee may at any time be filled by resolution adopted by the Board of Directors.

         3. Grant of Options. The Committee shall have the authority and responsibility, within the limitations of this Plan, to determine the key employees to whom options are to be granted, the number of shares that may be purchased under each option and the option price.

         In determining the key employees to whom options shall be granted and the number of shares to be covered by each such option, the Committee shall take into consideration the employee's present and potential contribution to the success of the Company and its subsidiaries and such other factors as the Committee may deem proper and relevant. During any calendar year period during the term of this Plan, options will not be granted to any individual in excess of 50,000 shares, as adjusted from time to time pursuant to paragraph 13.

         Options may not be granted under this Plan if shares are reasonably available for granting under the 1991 Incentive Stock Option Plan.

         4. Employees Eligible. Options may be granted under this Plan to any key employee or prospective key employee (conditioned and effective upon his becoming an employee) of the Company or its subsidiaries. Employees who are also officers or directors of the Company or its subsidiaries shall not by reason of such offices be ineligible to receive options under this Plan; provided, however, that no director who is not also an employee of the Company or any of its subsidiaries shall be eligible to receive options.

         An Employee receiving any option under this Plan is hereinafter referred to as an "Optionee." Any reference herein to the employment of an Optionee with the Company shall include his employment with the Company or any of its subsidiaries.

         5. Stock Subject to Options. Subject to the provisions of paragraph 13, the number of shares of the Company's Common Stock subject at any one time to options, plus the number of such shares then outstanding pursuant to exercises of options granted under this Plan, shall not exceed 6,000,000. If, and to the extent the options granted under this Plan terminate or expire without having been exercised, new options may be granted with respect to the shares covered by such terminated or expired options; provided that the granting and terms of such new options shall in all respects comply with the provisions of this Plan.

         Shares sold or distributed upon the exercise of any option granted under this Plan may be shares of the Company's authorized and unissued Common Stock, shares of the Company's issued Common Stock held in the Company's treasury, or both.

         There shall be reserved at all times for sale or distribution under this Plan a number of shares of Common Stock (either authorized and unissued shares or shares held in the Company's treasury, or both) equal to the maximum number of shares which may be purchased or distributed upon the exercise of options granted or that may be granted under this Plan.

         6. Option Price. The option price of each share of Common Stock purchasable under any option granted under this Plan shall be not less than the fair market value thereof at the time the option is granted and shall be set forth in the option agreement; provided, however, that the option price for any share of Common Stock purchasable under an option granted to an individual owning, at the time the option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its subsidiary corporations, shall be one hundred ten percent (110%) of the fair market value thereof at the time the option is granted.

         The fair market value of the Common Stock on any day shall be the mean between the highest and lowest quoted selling prices of the Common Stock on such day as reported by the primary national stock exchange on which such stock is listed. If no sale shall have been made on that day, or if the Common Stock is not listed on a national exchange at that time, fair market value will be determined by the Committee.

         7. Expiration and Termination of the Plan. Options may be granted under this Plan at any time and from time to time, prior to ten years from the date of adoption of this Plan, on which date this Plan will expire, except as to options then outstanding under this Plan. Such options shall remain in effect until they have been exercised or have expired. This Plan may be terminated or modified at any time prior to December 31, 2005, by the Board of Directors except to the extent prohibited by Section 422 of the Internal Revenue Code.

         No modification, extension, renewal or other change in any option granted under this Plan shall be made after the grant of such option unless the same is consistent with the provisions of this Plan.

         8. Exercisability and Duration of Options. Options granted under this Plan shall become exercisable after the lapse of such period or periods of time or the occurrence of such event or events as the Committee, in its discretion, may provide upon the granting thereof.

         The unexercised portion of any option granted under this Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

         (a) The expiration of 10 years from the date on which such option was granted; provided, however, that in the case of an Optionee owning, at the time such option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, such expiration shall be as of 5 years from the date on which such option was granted;

         (b) The expiration of three months from the date of termination of the Optionee's employment with the Company or any subsidiary; provided that if the Optionee shall die during such 3-month period the provisions of subparagraph (c) below shall apply;

         (c) The expiration of 6 months following the issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Optionee, if the Optionee's death occurs either during his employment with the Company or during the 3-month period following the date of termination of such employment, but not later than 1 year after the Optionee's death;

         (d) The termination of the Optionee's employment with the Company for cause, including breach by the Optionee of an employment agreement with the Company or any of its subsidiaries or the Optionee's commission of a felony or misdemeanor (whether or not prosecuted) against the Company or any of its subsidiaries;

         (e) The expiration of such period of time or the occurrence of such event as the Committee in its discretion may provide upon the granting thereof.

         9. Exercise of Options.

         (a) Procedure. The options granted hereunder shall be exercised by the Optionee (or by the person who acquires such options by will or the laws of descent and distribution or otherwise by reason of the death of the Optionee) as to all or part of the shares covered by the option, by giving written notice (the "Notice") of the exercise thereof to the Company. From time to time the Committee may establish procedures relating and effecting such exercises. No fractional shares shall be issued as a result of exercising an option.

         (b) Payment. In the Notice, the Optionee shall elect whether he or she is to pay for his or her shares in cash or in Common Stock of the Company, or both. If payment is to be made in cash, the Optionee shall deliver to the Company a cashier's check or electronic funds transfer in the amount of the exercise price on or before the exercise date. If payment is to be made in Common Stock, it shall be valued at its fair market value on the date of such notice, as determined pursuant to paragraph 6 hereof, and the Notice shall be accompanied by a certificate for at least the number of shares of Common Stock to be used as payment.

         (c) Irrevocable Election. The giving of such written notice to the Company shall constitute an irrevocable election to purchase the number of shares specified in the Notice on the date specified in the Notice.

         (d) Delivery of Shares. The Company shall cause certificates for shares to be delivered to the Optionee (or the person exercising the Optionee's options in the event of death) as soon as practicable after the exercise date.

         10. Nontransferability of Options. No option granted under this Plan or any right evidenced thereby shall be transferable by the Optionee other than by will or the laws of descent and distribution. During the lifetime of an Optionee, only the Optionee (or his or her guardian or legal representative) may exercise his or her options.

         In the event of the Optionee's death during his employment with the Company, or during the 3-month period following the date of termination of such employment, his options shall thereafter be exercisable, as provided in paragraph 8(c), by the person who acquires such options by will or the laws of descent and distribution or otherwise by reason of the death of the Optionee.

         11. Rights of Optionee. Neither the Optionee nor his or her executors, administrators, or legal representatives shall have any of the rights of a shareholder of the Company with respect to the shares subject to an option granted under this Plan until certificates for such shares shall have been issued upon the exercise of such option.

         12. Right to Terminate Employment. Nothing in this Plan or in any option granted under this Plan shall confer upon any Optionee the right to continue in the employment of the Company or affect the right of the Company or any of its subsidiaries to terminate the Optionee's employment at any time, subject, however, to the provisions of any agreement of employment between the Company or any of its subsidiaries and the Optionee.

         13. Adjustment Upon Changes in Capitalization, Etc.

         (a) The existence of the Plan and the options granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

         (b) The shares with respect to which options may be granted are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of any option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased. In the event of any such change in the outstanding Common Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee whose determination shall be conclusive.

         (c) If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an option theretofore granted the Optionee shall be entitled to purchase under such option, in lieu of the number of shares of Common Stock as to which such option shall then be exercisable, the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Optionee had been the holder of record of the number of shares of Common Stock as to which such option is then exercisable. If the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company) or if the Company is to be dissolved or liquidated, then unless a surviving corporation assumes or substitutes new options for Options then outstanding hereunder, (i) the time at which such Options may be exercised shall be accelerated and such Options shall become exercisable in full on or before a date fixed by the Company prior to the effective date of such merger or consolidation or such dissolution or liquidation, and (ii) upon such effective date Options shall expire.

         (d) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class for property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to options theretofore granted or the purchase price per share.

         14. Purchase for Investment and Legality. The Optionee, by acceptance of any option granted under this Plan, shall represent and warrant to the Company that the purchase or receipt of shares of Common Stock upon the exercise thereof shall be for investment and not with a view to distribution, provided that such representation and warranty shall be inoperative if, in the opinion of counsel to the Company, a proposed sale or distribution of such shares is pursuant to an applicable effective registration statement under the Securities Act of 1933 or is, without such representation and warranty, exempt from registration under such Act.

         The obligation of the Company to issue shares upon the exercise of an option shall also be subject as conditions precedent to compliance with applicable provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, state securities laws, rules and regulations under any of the foregoing and applicable requirements of any securities exchange upon which the Company's securities shall be listed.

         The Company may endorse an appropriate legend referring to the foregoing restrictions upon the certificate or certificates representing any shares issued or transferred to the Optionee upon the exercise of any option granted under this Plan.

         15. Limitation on Amount of Options. In no event shall the aggregate fair market value (determined as of the time an option is granted) of the stock for which options are exercisable for the first time by any Optionee during any calendar year, under all incentive stock option plans of the Company and its subsidiaries, exceed $100,000. As used in this Section, the term "incentive stock option plan" shall mean any plan qualifying as such under Internal Revenue Code Section 422.

         16. Effective Date of Plan. This Plan shall become effective upon its adoption by the Board of Directors of the Company, subject, however, to its approval by the Company's shareholders after the date of such adoption.